The Brinsmere Fund - Conservative ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7% (a)	Shares	Value
Commodities Broad Basket - 1.6%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	326,064	$4,581,199

Domestic Equity - 37.9%
Invesco S&P 500 Equal Weight ETF	20,472	3,363,140
Real Estate Select Sector SPDR Fund	131,541	5,052,490
SPDR S&P 500 ETF Trust	13,231	7,200,575
Vanguard Growth ETF	58,045	21,709,410
Vanguard High Dividend Yield ETF	25,204	2,989,194
Vanguard Mega Cap Growth ETF	9,052	2,844,229
Vanguard Small-Cap ETF	44,585	9,721,313
Vanguard Total Stock Market ETF	135,062	36,130,436
Vanguard Value ETF	113,741	18,245,194
		107,255,981

Domestic Fixed Income - 54.7%
iShares iBoxx $ High Yield Corporate Bond ETF	44,583	3,439,133
iShares Short Treasury Bond ETF	61,261	6,769,340
iShares TIPS Bond ETF	71,477	7,632,314
Vanguard Intermediate-Term Bond ETF	183,112	13,713,258
Vanguard Intermediate-Term Corporate Bond ETF	245,163	19,595,879
Vanguard Short-Term Bond ETF	551,197	42,276,810
Vanguard Short-Term Corporate Bond ETF	65,730	5,079,286
Vanguard Short-Term Treasury ETF	755,472	43,809,821
Vanguard Total Bond Market ETF	176,246	12,698,524
		155,014,365

Foreign Equity - 5.1%
iShares MSCI China ETF	20,199	851,792
iShares MSCI Emerging Markets ex China ETF	88,193	5,221,026
Vanguard FTSE Europe ETF	76,281	5,093,282
Vanguard FTSE Pacific ETF	42,732	3,169,860
		14,335,960

Foreign Fixed Income - 0.4%
Vanguard Total International Bond ETF	26,079	1,269,265
TOTAL EXCHANGE TRADED FUNDS (Cost $259,744,718)		282,456,770

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares
First American Treasury Obligations Fund - Class X, 5.21%(b)	640,079	640,079
TOTAL SHORT-TERM INVESTMENTS (Cost $640,079)		640,079

TOTAL INVESTMENTS - 99.9% (Cost $260,384,797)		$283,096,849
Other Assets in Excess of Liabilities - 0.1%		262,441
TOTAL NET ASSETS - 100.0%		$283,359,290

Percentages are stated as a percent of net assets. The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure at June 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$282,456,770	$–	$–	$282,456,770
Money Market Funds	640,079	–	–	640,079
Total Investments	$283,096,849	$–	$–	$283,096,849

See Schedule of Investments for further disaggregation of investment categories. During the period ended June 30, 2024, the Fund did not recognize any transfers in to or from Level 3.